Earnings per Unit:	6 Months Ended
Jun. 30, 2017
Earnings Per Unit
Earnings per Unit:

10. Earnings per Unit:

The Partnership calculates earnings per unit by allocating distributed and undistributed net income/ (losses) for each period to common, subordinated and general partner units, after adjusting for the effect of preferred distributions, only to the extent that they are earned. Any undistributed earnings for the period are allocated to the various unitholders based on the distribution waterfall for cash available for distribution specified in Dynagas Partners’ partnership agreement, as generally described in Note 9 above. Where distributions relating to the period are in excess of earnings, the deficit is also allocated according to the cash distribution model. The sum of the distributed amounts and the allocation of the undistributed earnings or deficit to each class of unitholders is divided by the weighted average number of units outstanding during the period. Diluted earnings per unit, if applicable, reflects the potential dilution that could occur if potentially dilutive instruments were exercised, resulting in the issuance of additional units that would then share in the Partnership’s net earnings.

The calculations of the basic and diluted earnings per common unit are presented below:

	Six Months Ended June 30,
	2017	2016
Partnership’s Net income	$7,731	$34,101
Less:
Net Income attributable to preferred unitholders	3,375	3,375
Net Income attributable to subordinated unitholders	1,208	12,946
General Partner’s interest in Net Income	38	65
Net income attributable to common unitholders	$3,110	$17,715
Weighted average number of common units outstanding, basic and diluted	33,585,829	20,505,000
Earnings per common unit, basic and diluted	$0.09	$0.86